                              RELEASE AND INDEMNITY
                                    AGREEMENT

      THIS RELEASE AND INDEMNITY AGREEMENT (the "Agreement") is made and entered into as of this 21st day of November, 1997, by and between Young America Corporation (the "Company"), Jay F. Ecklund, an individual resident of the State of Florida ("Principal Stockholder"), the John F. Ecklund 1995 Irrevocable Trust, the Sheldon McKensie Ecklund 1995 Irrevocable Trust, the John F. Ecklund 1997 Irrevocable Trust, the Sheldon McKensie Ecklund 1997 Irrevocable Trust, the Jay F. Ecklund 1997 Irrevocable Annuity Trust (together with the Principal Stockholder, the "Selling Stockholders") and each of Albert 0. Foster, Jerome J. Jenko, Thomas 0. Moe and R. Gary St. Marie, the independent directors on the Company's Board of Directors (collectively, the "Independent Directors").

      WHEREAS, the Company plans to enter into that certain Recapitalization Agreement ("Recapitalization Agreement") by and among the Company, the Selling Stockholders and BT Capital Partners, Inc.; and

      WHEREAS, the Independent Directors have no financial interest in the transactions contemplated by the Recapitalization Agreement and, in light thereof, the Company and the Selling Stockholders have agreed to release the Independent Directors from any claims that either party may have against the Independent Directors under Minnesota law or otherwise in connection with their service as directors (except certain excluded claims specified below).

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Selling Stockholders and the Independent Directors agree as follows:

      1. The Company and the Selling Stockholders hereby agree, for themselves and their successors and assigns, to fully and completely release and waive any and all claims, complaints, rights, causes of action or demands of whatever kind, whether known or unknown (collectively, a "Claim"), which the Company or the Selling Stockholders have or may have against the Independent Directors and their heirs, successors and assigns (hereinafter collectively called the "Released Parties") arising out of or relating to any actions, conduct, promises, decisions, statements, behavior or events occurring at any time prior to the effective time of the resignation of the Independent Directors including, without limitation, any Claim alleging a breach of the duty of due care or good faith; provided, however, that this release shall not apply to any Claim alleging a breach of the duty of loyalty, self dealing, bad faith, intentional misconduct or fraud ("Excluded Claims").

      2. The Principal Stockholder hereby agrees to indemnify and hold the Independent Directors harmless from and against any loss, cost, liability, charge or expense (including reasonable attorneys' fees and expenses), judgments, fines, and amounts paid in settlement resulting from or relating to any actions, conduct, promises, decisions, statements, behavior or events occurring at any time prior to the effective time of the resignation of the Independent Directors (other than those arising out of or relating to any Excluded Claims).

      3. The parties agree that this Agreement shall not affect in any way the rights of the Independent Directors to (a) indemnification from the Company under applicable law, the Company's Articles of Incorporation, as amended, the Company's Bylaws, as amended, or any other agreement, contract or right existing between the Independent Directors and the Company, and (b) any rights under directors and officers insurance policies maintained by the Company from time to time.

      4. Each Independent Director hereby agrees, for himself and his successors and assigns, to fully and completely release and waive any and all claims, complaints, rights, causes of action, or demands of whatever kind, whether known or unknown, which such Independent Director has or may have against the Company for payment of directors' fees or other compensation for services rendered.

      5. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without giving effect to the conflicts of laws provisions thereof.

      6. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same amendment.

      7. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by written amendment signed by the parties hereto.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          YOUNG AMERICA CORPORATION


                                          By        /s/ Charles D. Weil
                                             ---------------------------------
                                            Its  President
                                                ------------------------------


                                          /s/ Jay F. Ecklund
                                          ------------------------------------
                                          Jay F. Ecklund

                                          JOHN F. ECKLUND 1995
                                          IRREVOCABLE TRUST

                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1995 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          YOUNG AMERICA CORPORATION


                                          By       /s/ Charles D. Weil
                                             ---------------------------------
                                            Its President
                                                ------------------------------


                                          /s/ Jay F. Ecklund
                                          ------------------------------------
                                          Jay F. Ecklund

                                          JOHN F. ECKLUND 1995
                                          IRREVOCABLE TRUST

                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/ Charles M. Thompson
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1995 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/ Charles M. Thompson
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          JOHN F. ECKLUND 1997
                                          IRREVOCABLE TRUST

                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1997 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          JAY F. ECKLUND 1997
                                          IRREVOCABLE ANNUITY TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually

                                          JOHN F. ECKLUND 1997
                                          IRREVOCABLE TRUST

                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/ Charles M. Thompson
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1997 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually


                                          By /s/ Charles M. Thompson
                                             ---------------------------------
                                             Charles M. Thompson, as Trustee
                                             of the Trust and not individually

                                          JAY F. ECKLUND 1997
                                          IRREVOCABLE ANNUITY TRUST


                                          By /s/ William J. Berens
                                             ---------------------------------
                                             William J. Berens, as Trustee of
                                             the Trust and not individually

                                          THE INDEPENDENT DIRECTORS


                                            /s/ Albert 0. Foster
                                          ---------------------------------
                                            Albert 0. Foster


                                            /s/ Jerome J. Jenko
                                          ---------------------------------
                                            Jerome J. Jenko


                                            /s/ Thomas O. Moe
                                          ---------------------------------
                                            Thomas O. Moe


                                            /s/ R. Gary St. Marie
                                          ---------------------------------
                                            R. Gary St. Marie